GMAC RFC (GRAPHIC OMMITTED)

New Issue Computational Materials

Part II of II

$437,396,000 (Approximate)

RASC Series 2005-AHL2 Trust

Issuer

Accredited Corporation

Originator

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-AHL2

October 06, 2005

GMAC RFC SECURITIES (GRAPHIC OMITTED)

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

.

Aggregate Collateral Summary

Summary	Total	Minimum	Maximum
Aggregate Current Principal Balance	$460,008,799.00	$29,832.32	$749,442.27
Number of Mortgage Loans	2,169

Average Current Principal Balance	$212,083.36
Weighted Average Original Loan-to-Value	80.18%	11.00%	95.00%
Weighted Average Mortgage Rate	7.47%	5.25%	11.40%
Weighted Average Net Mortgage Rate	7.00%	4.95%	10.85%
Weighted Average Note Margin	6.05%	3.20%	10.00%
Weighted Average Maximum Mortgage Rate	14.51%	12.50%	19.99%
Weighted Average Minimum Mortgage Rate	7.51%	5.69%	11.40%
Weighted Average Term to Next Rate Adjustment Date (months)	22	14	34
Weighted Average Remaining Term to Stated Maturity (months)	356	118	360
Weighted Average Credit Score	624	453	816

Weighted Average reflected in Total
		Percent of Cut-off Date
	Range	Principal Balance
Product Type	Hybrid ARM	81.03%
	Fixed	18.97%

Lien	First	100.00%
	Second	0.00%

Property Type	Single-family detached	61.29%
	Townhouse	1.91%
	Condo-Low-Rise(Less than 5 stories)	6.94%
	Condo Mid-Rise (5 to 8 stories)	0.12%
	Condo High-Rise (more than 9 stories)	0.65%
	Planned Unit Developments (detached)	8.67%
	Planned Unit Developments (attached)	1.84%
	Two-to-four family units	18.59%

Occupancy Status	Primary Residence	88.90%
	Second/Vacation	1.38%
	Non Owner Occupied	9.72%

Documentation Type	Full Documentation	37.99%
	Reduced Documentation	62.01%

Loans with Prepayment penalties		76.45%

Interest Only Percentage		13.66%

Loans serviced by Homecomings		100.00%

Lien Position of the Aggregate Loans
Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

Product Type of the Aggregate Loans
Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
FRM	440	$ 70,998,640	15.43%	$ 161,361	628	75.78%
30/15 Balloon	7	926,867	0.20	132,410	575	41.25
FRM 40/30 Balloon	65	15,353,247	3.34	236,204	617	80.23
2YR Hybrid	1,495	334,999,430	72.82	224,080	625	80.92
2YR Hybrid 40/30 Balloon	116	29,465,433	6.41	254,012	607	81.70
3YR Hybrid	45	7,884,020	1.71	175,200	613	87.00
3YR Hybrid 40/30 Balloon	1	381,161	0.08	381,161	690	80.00
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

Credit Score Distribution of the Aggregate Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
499 or Less	9	$ 1,585,413	0.34%	$ 176,157	70.01%
500 - 519	177	28,800,386	6.26	162,714	78.13
520 - 539	238	39,379,038	8.56	165,458	78.42
540 - 559	199	35,568,254	7.73	178,735	80.14
560 - 579	164	32,016,591	6.96	195,223	83.32
580 - 599	154	29,792,774	6.48	193,460	79.44
600 - 619	200	43,175,514	9.39	215,878	79.31
620 - 639	278	58,748,872	12.77	211,327	80.64
640 - 659	178	42,423,765	9.22	238,336	80.60
660 - 679	171	45,800,285	9.96	267,838	79.89
680 - 699	142	34,648,580	7.53	244,004	80.14
700 - 719	95	26,339,409	5.73	277,257	81.83
720 - 739	68	18,092,114	3.93	266,060	81.48
740 - 759	42	10,659,094	2.32	253,788	79.76
760 or Greater	48	12,333,872	2.68	256,956	81.78
Subtotal with Credit Score	2,163	$ 459,363,960	99.86%	$ 212,374	80.20%
Not Available	6	644,839	0.14	107,473	66.68
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	80.18%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 624

Original Mortgage Loan Principal Balances of the Aggregate Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	412	$ 30,301,390	6.59%	$ 73,547	592	78.16%
100,001 to 200,000	825	121,078,172	26.32	146,761	602	80.11
200,001 to 300,000	456	112,105,485	24.37	245,845	615	79.56
300,001 to 400,000	263	91,982,068	20.00	349,742	646	80.64
400,001 to 500,000	145	65,525,355	14.24	451,899	645	81.17
500,001 to 600,000	53	29,041,251	6.31	547,948	656	80.26
600,001 to 700,000	12	7,777,914	1.69	648,160	633	84.85
700,001 to 800,000	3	2,197,164	0.48	732,388	635	76.70
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $212,083

Net Mortgage Rates of the Aggregate Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	2	$ 469,364	0.10%	$ 234,682	743	58.88%
5.000 - 5.499	27	7,908,971	1.72	292,925	679	76.02
5.500 - 5.999	145	40,104,130	8.72	276,580	675	76.50
6.000 - 6.499	344	94,440,249	20.53	274,536	659	78.16
6.500 - 6.999	430	99,917,962	21.72	232,367	641	79.30
7.000 - 7.499	526	103,308,937	22.46	196,405	601	81.15
7.500 - 7.999	282	52,444,940	11.40	185,975	588	83.26
8.000 - 8.499	258	41,396,143	9.00	160,450	566	83.37
8.500 - 8.999	91	11,819,034	2.57	129,879	571	84.67
9.000 - 9.499	50	7,134,682	1.55	142,694	563	84.83
9.500 - 9.999	11	827,609	0.18	75,237	579	62.85
10.000 - 10.499	1	55,980	0.01	55,980	519	80.00
10.500 - 10.999	2	180,798	0.04	90,399	691	85.30
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 7.0025% per annum.

Mortgage Rates of the Loans of the Aggregate Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	4	$ 1,361,057	0.30%	$ 340,264	745	76.31%
5.500 - 5.999	63	17,147,118	3.73	272,176	684	75.76
6.000 - 6.499	130	36,229,924	7.88	278,692	677	77.13
6.500 - 6.999	456	120,517,500	26.20	264,293	659	78.71
7.000 - 7.499	313	70,111,119	15.24	223,997	631	78.92
7.500 - 7.999	560	111,380,477	24.21	198,894	601	81.36
8.000 - 8.499	197	35,646,339	7.75	180,946	583	83.26
8.500 - 8.999	303	49,247,896	10.71	162,534	564	83.36
9.000 - 9.499	64	7,961,908	1.73	124,405	566	84.63
9.500 - 9.999	67	9,460,094	2.06	141,195	559	82.64
10.000 - 10.499	5	398,488	0.09	79,698	552	79.32
10.500 - 10.999	6	496,889	0.11	82,815	591	81.95
11.000 - 11.499	1	49,990	0.01	49,990	524	73.00
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 7.4711% per annum.

Original Loan-to-Value of the Aggregate Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	71	$ 9,816,133	2.13%	$ 138,255	590
50.01 - 55.00	28	5,157,387	1.12	184,192	613
55.01 - 60.00	48	8,470,435	1.84	176,467	597
60.01 - 65.00	53	10,022,150	2.18	189,097	580
65.01 - 70.00	83	17,811,203	3.87	214,593	571
70.01 - 75.00	122	26,163,086	5.69	214,452	586
75.01 - 80.00	923	216,888,390	47.15	234,982	653
80.01 - 85.00	338	72,295,734	15.72	213,893	597
85.01 - 90.00	382	72,996,340	15.87	191,090	599
90.01 - 95.00	121	20,387,941	4.43	168,495	642
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 80.18%

Geographical Distributions of Mortgaged Properties of the Aggregate Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	345	$ 107,158,773	23.29%	$ 310,605	638	78.78%
Florida	234	42,328,810	9.20	180,892	618	79.93
New York	237	71,524,796	15.55	301,792	644	77.22
Texas	79	8,953,901	1.95	113,341	596	81.22
New Jersey	88	22,548,169	4.90	256,229	631	80.80
Georgia	75	11,123,609	2.42	148,315	618	84.13
Virginia	63	15,859,175	3.45	251,733	618	78.72
Alabama	60	6,746,402	1.47	112,440	600	83.48
Arkansas	5	503,784	0.11	100,757	566	85.63
Arizona	60	11,134,625	2.42	185,577	610	81.04
Colorado	24	3,808,532	0.83	158,689	600	82.17
Connecticut	42	9,286,385	2.02	221,104	625	78.28
District of Columbia	2	515,644	0.11	257,822	679	80.00
Delaware	4	623,942	0.14	155,986	582	81.10
Hawaii	2	955,309	0.21	477,654	715	88.79
Idaho	6	561,657	0.12	93,610	617	83.09
Illinois	166	35,071,500	7.62	211,274	623	82.57
Indiana	41	4,677,618	1.02	114,088	562	84.69
Kentucky	13	1,708,523	0.37	131,425	573	85.18
Louisiana	5	447,184	0.10	89,437	540	86.08
Massachusetts	46	12,425,482	2.70	270,119	645	78.31
Maryland	55	14,331,538	3.12	260,573	611	81.30
Maine	2	366,161	0.08	183,081	653	88.73
Michigan	33	4,658,307	1.01	141,161	569	82.64
Minnesota	12	1,999,187	0.43	166,599	567	84.63
Missouri	44	5,283,726	1.15	120,085	593	84.16
Mississippi	3	464,677	0.10	154,892	622	87.53
Montana	1	121,464	0.03	121,464	530	85.00
North Carolina	28	3,692,859	0.80	131,888	591	87.94
Nebraska	4	547,643	0.12	136,911	637	82.35
New Hampshire	7	1,569,760	0.34	224,251	600	79.23
New Mexico	15	1,717,637	0.37	114,509	603	78.70
Nevada	41	9,878,195	2.15	240,932	612	77.97
Ohio	86	11,797,316	2.56	137,178	594	83.86
Oklahoma	7	484,231	0.11	69,176	599	85.06
Oregon	26	3,603,433	0.78	138,594	612	82.69
Pennsylvania	49	7,012,896	1.52	143,120	597	81.98
Rhode Island	7	1,329,378	0.29	189,911	586	77.56
South Carolina	9	723,298	0.16	80,366	572	83.48
Tennessee	32	3,816,147	0.83	119,255	578	84.68
Utah	28	4,816,593	1.05	172,021	631	80.91
Vermont	1	176,000	0.04	176,000	700	79.00
Washington	34	7,932,971	1.72	233,323	603	82.96
Wisconsin	11	1,262,221	0.27	114,747	596	85.13
Wyoming	3	343,060	0.07	114,353	625	84.80
Iowa	15	1,377,352	0.30	91,823	572	87.65
Kansas	14	1,650,216	0.36	117,873	662	80.68
South Dakota	1	147,843	0.03	147,843	574	80.00
West Virginia	4	940,868	0.20	235,217	598	82.90
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

Mortgage Loan Purpose of the Aggregate Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	867	$ 196,230,606	42.66%	$ 226,333	657	81.64%
Rate/Term Refinance	42	7,600,245	1.65	180,958	636	80.67
Equity Refinance	1,260	256,177,948	55.69	203,316	597	79.04
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

Mortgage Loan Documentation Types of the Aggregate Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	1,002	$ 174,761,574	37.99%	$ 174,413	590	82.41%
Reduced Documentation	1,167	285,247,225	62.01	244,428	644	78.81
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

Occupancy Type of the Aggregate Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	1,916	$ 408,936,256	88.90%	$ 213,432	617	79.97%
Second/Vacation	27	6,342,005	1.38	234,889	678	86.25
Non-Owner Occupied	226	44,730,538	9.72	197,923	674	81.21
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

Mortgaged Property Types of the Aggregate Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	1,461	$ 281,958,232	61.29%	$ 192,990	610	80.32%
Townhouse	55	8,784,579	1.91	159,720	613	81.27
Condo-Low-Rise(Less than 5 stories)	149	31,908,492	6.94	214,151	663	81.01
Condo Mid-Rise (5 to 8 stories)	3	530,198	0.12	176,733	625	81.20
Condo High-Rise (more than 9 stories)	10	2,969,224	0.65	296,922	660	85.24
Planned Unit Developments (detached)	162	39,884,851	8.67	246,203	611	80.77
Planned Unit Developments (attached)	35	8,469,290	1.84	241,980	626	79.06
Two-to-four family units	294	85,503,934	18.59	290,830	658	78.93
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

Credit Grades of the Aggregate Loans
Aggregate Credit Grade	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	1,113	$ 253,274,376	55.06%	$ 227,560	664	80.41%
AX	202	56,709,884	12.33	280,742	646	80.25
AM	176	33,082,959	7.19	187,971	576	82.61
B	214	37,061,537	8.06	173,185	564	79.82
C	224	40,514,830	8.81	180,870	533	81.03
CM	240	39,365,213	8.56	164,022	519	75.99
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

Prepayment Penalty Terms of the Aggregate Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Month PPP	359	$ 100,446,078	21.84%	$ 279,794	642	79.07%
24 Month PPP	699	150,450,690	32.71	215,237	618	80.89
36 Month PPP	202	38,600,661	8.39	191,092	609	80.26
60 Month PPP	256	39,950,045	8.68	156,055	609	78.77
Other	97	22,214,200	4.83	229,012	633	82.04
None	556	108,347,125	23.55	194,869	624	80.32
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

"Other" means not 12 months, 24 months, 36 months, 60 months, and not more than 60 months.

Interest Only Terms of the Aggregate Loans
Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
24 MO IO	4	$ 888,279	0.19%	$ 222,070	664	81.66%
60 MO IO	217	61,964,866	13.47	285,552	680	80.06
None	1,948	397,155,653	86.34	203,879	615	80.19
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

Note Margins of the Aggregate Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	512	$ 87,278,755	18.97%	$ 170,466	625	76.20%
3.000 - 3.499	3	508,846	0.11	169,615	657	78.53
3.500 - 3.999	17	3,921,656	0.85	230,686	646	79.35
4.000 - 4.499	126	29,727,209	6.46	235,930	643	81.00
4.500 - 4.999	68	20,060,079	4.36	295,001	679	78.79
5.000 - 5.499	284	79,693,980	17.32	280,613	662	79.68
5.500 - 5.999	206	50,246,268	10.92	243,914	639	79.44
6.000 - 6.499	334	73,483,540	15.97	220,011	607	80.99
6.500 - 6.999	221	45,681,915	9.93	206,705	599	82.67
7.000 - 7.499	204	37,938,179	8.25	185,971	568	82.70
7.500 - 7.999	99	15,954,818	3.47	161,160	587	85.85
8.000 - 8.499	58	9,581,094	2.08	165,191	570	85.14
8.500 - 8.999	29	5,114,482	1.11	176,361	557	84.87
9.000 - 9.499	4	486,208	0.11	121,552	635	82.69
9.500 - 9.999	3	266,349	0.06	88,783	543	76.75
10.000 - 10.499	1	65,421	0.01	65,421	613	85.00
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

As of the cut-off date, the weighted average note margin of the hybrid adjustable rate mortgage loans was approximately 6.0499% per annum.

Maximum Mortgage Rates of the Aggregate Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	512	$ 87,278,755	18.97%	$ 170,466	625	76.20%
12.000 - 12.999	39	11,026,981	2.40	282,743	686	77.66
13.000 - 13.999	452	123,874,385	26.93	274,058	665	79.68
14.000 - 14.999	692	152,079,508	33.06	219,768	614	80.91
15.000 - 15.999	374	70,806,369	15.39	189,322	572	83.80
16.000 - 16.999	92	13,968,839	3.04	151,835	564	84.80
17.000 - 17.999	5	496,680	0.11	99,336	603	82.30
18.000 - 18.999	1	49,990	0.01	49,990	524	73.00
19.000 - 19.999	2	427,293	0.09	213,646	584	86.42
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

As of the cut-off date, the weighted average maximum mortgage rate of the hybrid adjustable rate loans was approximately 14.5135% per annum.

Minimum Mortgage Rates of the Aggregate Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	512	$ 87,278,755	18.97%	$ 170,466	625	76.20%
5.000 - 5.999	38	10,951,427	2.38	288,195	687	77.58
6.000 - 6.999	450	123,550,532	26.86	274,557	665	79.66
7.000 - 7.999	695	153,394,973	33.35	220,712	613	80.94
8.000 - 8.999	376	70,317,604	15.29	187,015	573	83.84
9.000 - 9.999	92	13,968,839	3.04	151,835	564	84.80
10.000 - 10.999	5	496,680	0.11	99,336	603	82.30
11.000 - 11.999	1	49,990	0.01	49,990	524	73.00
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

As of the cut-off date, the weighted average minimum mortgage rate of the hybrid adjustable rate mortgage loans was approximately 7.5068% per annum

Next Interest Rate Adjustment Date of the Aggregate Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	512	$ 87,278,755	18.97%	$ 170,466	625	76.20%
December 2006	1	45,480	0.01	45,480	514	75.00
January 2007	2	328,341	0.07	164,170	559	65.97
March 2007	3	430,088	0.09	143,363	579	81.39
April 2007	9	1,583,313	0.34	175,924	587	84.49
May 2007	18	3,545,148	0.77	196,953	638	84.44
June 2007	116	25,720,741	5.59	221,731	601	83.51
July 2007	165	38,666,979	8.41	234,345	641	80.02
August 2007	1,294	292,663,838	63.62	226,170	623	80.84
September 2007	3	1,480,935	0.32	493,645	632	81.45
April 2008	1	67,331	0.01	67,331	520	90.00
May 2008	2	890,978	0.19	445,489	630	88.78
June 2008	4	360,880	0.08	90,220	568	88.49
July 2008	6	981,501	0.21	163,583	636	90.00
August 2008	33	5,964,492	1.30	180,742	616	85.67
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the hybrid adjustable rate mortgage loans will be approximately 22

Back-End Debt to Income Ratio of the Aggregate Loans
Category	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or Less	62	$ 11,369,916	2.47%	$ 183,386	620	80.26%
20.01 - 25.00	69	9,656,512	2.10	139,949	606	79.63
25.01 - 30.00	118	17,838,674	3.88	151,175	615	80.90
30.01 - 35.00	182	30,644,624	6.66	168,377	609	79.68
35.01 - 40.00	296	59,364,939	12.91	200,557	620	79.11
40.01 - 45.00	1,016	241,791,779	52.56	237,984	635	79.68
45.01 - 50.00	383	78,564,625	17.08	205,130	600	82.41
50.01 - 55.00	43	10,777,731	2.34	250,645	639	81.52
Total:	2,169	$ 460,008,799	100.00%	$ 212,083	624	80.18%

As of the cut-off date, the weighted average back-end debt-to-income ratio of the aggregate mortgage loans will be 41.65%